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                                                                     EXHIBIT 4.1
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     [COMMON STOCK]                                [COST-U-LESS LOGO]                      [COMMON STOCK]

INCORPORATED UNDER THE LAWS OF                                                             SEE REVERSE FOR
  THE SATE OF WASHINGTON                                                                 CERTAIN DEFINITIONS
                                                                                          CUSIP 221492 10 1

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

                        FULLY PAID AND NONASSESABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

------------------------------------------------ COST-U-LESS, INC.-----------------------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                   [S E A L]

     /s/ Allan Youngberg                                /s/ Michael J. Rose
  ---------------------------                         ------------------------

    VICE PRESIDENT AND                                     PRESIDENT AND
  CHIEF FINANCIAL OFFICER                             CHIEF EXECUTIVE OFFICER


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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respondent charges or series of charges and upon the holders thereof as established, from time to time, by the Articles or Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder thereof upon written request and without charge from the Secretary of the Corporation at the corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
     TEN COM -- as tenants in common              UNIF GIFT MIN ACT --                Custodian
     TEN ENT -- as tenants by the entireties                          ---------------          -------------------
     JT TEN  -- as joint tenants with right                               (Cust)                      (Minor)
                of survivorship and not as
                tenants in common                                     under Uniform Gifts to Minors Act
                                                                                                       -----------
                                                                                                          (State)
                                                  UNIF TRF MIN ACT --                 Custodian
                                                                     ----------------           (until age         )
                                                                                                          ---------
                                                                                            under Uniform Transfers
                                                                     ----------------------
                                                                            (Minor)
                                                                     to Minors Act
                                                                                  ----------------------------------
                                                                                                (State)
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     Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED,                           hereby sell, assign and
                             ---------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                  NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED



BY
  -----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.